                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)    November 19, 1996
                                                    -------------------------

                                EuroMed, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                 0-27720                88-031770
       --------------            ------------         -------------------
  (State or other jurisdiction   (Commission             (IRS Employer
       of incorporation          File Number)         Identification No.)


         Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
      ---------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)



 Registrant's telephone number, including area code       011-31-16-203-7440
                                                    ---------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On November 19, 1996, KPMG Accountants N.V. ("KPMG") resigned as EuroMed, Inc.'s independent public accountant. No report of KPMG for EuroMed has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between KPMG and EuroMed as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S-K.

       EuroMed has provided KPMG with the above disclosures prior to filing this Form 8-K with the Commission, and will file with the Commission KPMG's response to those disclosures within two business days of receiving the same as required by Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EUROMED, INC.



Date:  November 26, 1996                  By: /s/ Robert A. Shuey, III
                                             ---------------------------
                                               Robert A. Shuey, III
                                               Co-Chief Executive Officer





                                       3